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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934



                                November 30, 1999
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                Date of Report (Date of Earliest Event Reported)



                     TRANSCONTINENTAL REALTY INVESTORS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



           Nevada                     0-13291                94-6565852
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  (State of Incorporation)          (Commission            (IRS Employer
                                     File No.)          Identification No.)



 10670 North Central Expressway, Suite 300, Dallas, TX              75231
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  (Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code:    (214)692-4700
                                                   -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

         On November 30, 1999, Transcontinental Realty Investors, Inc. ("TCI") and Continental Mortgage and Equity Trust ("CMET") closed the merger of the two companies with TCI as the survivor. Pursuant to the merger, TCI acquired all of the outstanding shares of CMET in a tax-free exchange of shares. TCI issued
1.181 shares of TCI common stock for each outstanding share of beneficial interest of CMET.





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                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        TRANSCONTINENTAL REALTY INVESTORS, INC.



Date: November 30, 1999                 By: /s/ KARL L. BLAHA
     --------------------------------      -------------------------------------
                                                Karl L. Blaha
                                                President